Exhibit 99.1

third quarter update SANDLER O’NEILL + PARTNERS EAST COAST FINANCIAL SERVICES Conference November 11 – 13, 2009

forward-looking statements During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Tidelands Bancshares, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Tidelands' actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Tidelands' operating results in documents filed by Tidelands Bancshares, Inc. with the Securities and Exchange Commission, including the Annual report on Form 10-K and other required filings. Tidelands Bancshares, Inc. assumes no duty to update the forward-looking statements made in this presentation.

company overview Coastal South Carolina franchise Commenced operations in Oct. 2003 7 existing full service banking locations $775 million in total assets(1) Capitalized to weather the storm $16.0M private placement $8.0M trust preferred $16.4M public offering $6.0M trust preferred $14.4M TARP preferred (1) At September 30, 2009 investment opportunity Experienced Management Team Attractive Markets Disciplined Growth & Financial Performance

experienced management team

tidelands bancshares

Chip Coffee
Chief Executive Officer

- ✔ 20 years of 30+ year banking career on SC Coast
- ✔ SC State Board of Financial Institutions ('92 - '00)

Alan Jackson
Chief Financial Officer

- ✔ 20+ years of banking experience
- ✔ Organizing executive of North Carolina de novo bank
- ✔ Certified Public Accountant

Milon Smith
Chief Credit Officer

- ✔ 28 years with Bank of America in credit administration
- ✔ Most recently served as chief credit officer of a SC bank

Thomas Lyles
Chief Administrative Officer

- ✔ 35+ years of banking experience
- ✔ Previously served as President and COO of a SC bank

Bobby Mathewes
Senior Commercial Banker

- ✔ 15+ years of local banking experience
- ✔ Mount Pleasant native

Jim Bedsole
Chief Risk Officer

- ✔ 20+ years of banking experience
- ✔ Certified Regulatory Compliance Mgr
- ✔ Certified Bank Auditor
- ✔ Certified Financial Services Auditor

5

attractive markets Note: Deposit information based on FDIC data as of June 30, 2009 Strategy: To build a Charleston-based, community bank franchise in selected coastal markets Hilton Head Deposits: $3.5 Billion 94% growth since 2000 Charleston Deposits: $9.6 Billion 123% growth since 2000 Myrtle Beach Deposits: $5.6 Billion 98% growth since 2000

Charleston Metropolitan Area(1) Exciting deposit market (2) Dominated by large banks Attractive demographics Charleston: 2nd largest SC city North Charleston: 3rd largest SC city Mt. Pleasant: 5th largest SC city Summerville: 7th largest SC city attractive markets (1) Includes Charleston, Berkeley and Dorchester counties (2) Based on FDIC data as of June 30, 2009 (3) Per the U.S. Census Bureau '00 - ’08 Population Growth (3) $9.6 Billion in Deposits

Charleston Metropolitan Area: Economically Diverse Across Industries attractive markets Tourism: Healthcare: Two of the top five employers in the region Tourism – Charleston Metropolitan Area 2004 2008 % Increase Annual Visitors 4.11 million 4.12 million .24% Economic Impact $2.49 billion $3.05 billion 22.49%

Charleston Metropolitan Area: Economically Diverse Across Industries Port of Charleston Maersk Line signs new 5 year agreement Carnival launches year round Charleston cruise program Boeing's Expansion of 787 Dreamliner Facility Minimum investment expected to be $750 million Approximately 3,800 jobs Blackbaud ranked #133 largest software and services providers TBC tire manufacturer to occupy 1.1M sq ft and use Charleston port U.S. Military Academic Institutions attractive markets

Myrtle Beach - "Grand Strand" attractive markets Popular tourist destination Over 25% of visitors exceed $75,000 in annual income Popular retirement destination Rated one of nation's "Top Retirement Locations" 25% of all SC residents are 55+ years of age Horry County: Most popular retirement region in SC ASK.COM “TOP FAMILY DESTINATIONS” YAHOO! TRAVEL: WORLD’S BEST BEACH YAHOO! “TOP TEN PLACES FOR FAMILIES TO VISIT IN THE U.S” Tourism – Myrtle Beach 2004 2007 % Increase Annual Visitors 13.2 million 15.2 million 15.2% $5.6 Billion in Deposits

Median Household Income 2007 attractive markets

disciplined growth & financial performance Our Strategy Service oriented philosophy Client focus: professionals, entrepreneurs and small businesses Personalized service targeting business and personal needs Commercial relationship first, retail follows Superior customer loyalty, creates referrals Banking officers with strong ties in coastal markets disciplined growth & financial performance Controlled expenses, investment for future growth Quarterly profit in Q3’09 Impact of non-recurring expenses Increased FDIC premium Legal expenses of loan workouts Foregone interest on non-accrual loans

(1) As of September 30, 2009 Deposit Mix (1) disciplined growth & financial performance Funding Philosophy Expanding retail deposit program 7 full service branches Average new deposits exceed $12M per month Reduction in brokered deposits Continue to reduce dependence on wholesale deposits with branch generated retail funds

Credit Quality Disciplined credit culture Committed resources Exceptional results disciplined growth & financial performance As of September 30, 2009

Focus: the professional market, small business owners and real estate developers Well-positioned loan portfolio Variable rate loans = 58% of total loans (1) Loan Mix(1) Loan Portfolio disciplined growth & financial performance (1) As of September 30, 2009 disciplined growth & financial performance Strategic Vision Build the premier coastal community bank Charleston, Myrtle Beach, Hilton Head Ongoing recruitment of human capital Opportunistic acquiror Continued Momentum

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